Marina Capital Incorporated
                             Shupe-Williams Plaza
                               2605 Wall Avenue
                              Ogden Utah, 84401
                                801-394-2400

RE:	Subscription Agreement

The Undersigned has had several discussions regarding Marina Capital, Inc. ("Company"), and as a result thereof the Undersigned wishes to subscribe for forty (40,000) thousand shares of the Company's $.001 par value Common Stock. The Undersigned understands that the shares are being offered at a purchase price of $3.75 per share, and accordingly the Undersigned tenders herewith the full purchase price of $150,000.

Additionally: At the Undersigned's option on signing this subscription agreement the Undersigned may purchase up to one hundred (100,000) thousand additional shares (minimum 25,000) of the Company's $001 par value Common stock at a purchase price of $2.00 per share and will tender the additional purchase price on or before May 15, 1999.


The Undersigned understands that the Articles of Incorporation authorize the Company to sell up to 30,000,000 shares of Common Stock and that the shares being purchased for sale are without preemptive rights. Dividends paid, if any, on the shares shall be in such amounts and on such dates as the Board of Directors may declare specifically for such shares. The shares win have no conversion rights.

In connection with the Undersigned's proposed purchase of the shares, the Undersigned represents the following:

1.	The shares being acquired by the Undersigned are for the Undersigned's own account and not on behalf of any other person.

	Initial: (    )

2.	The shares being purchased are being acquired for investment purposes and not for resale or distribution.

	Initial: (    )

3.	Neither the Undersigned or anyone acting on the Undersigned's behalf paid any commission or other remuneration to any person in connection with the execution of this transaction or the purchase of the shares.

	Initial: (    )

4. The Undersigned has had the opportunity to request and receive sufficient information from the Company to enable the Undersigned, or the Undersigned'sadvisor, accountant or attorney to fairly evaluate the merits of a proposed investment in the Company. In this connection the Company has made available documents including but not limited to the following:

a.	Books and Records of the Company

	Initial: (    )

The Undersigned has discussed all matters pertinent to the business of the Company with regards to its management. As a result, the Undersigned is cognizant of the financial condition and operations of the Company, has available full information concerning its affairs and has been able to evaluate the merits and risks of the investment in the shares.

Specifically:

He/she has made, or caused to be made, such investigation of the Company, its management, and its operations as he/she considers necessary and appropriate to enable him/her to make an informed decision regarding his/her investment.

Prior to making his/her investment, he/she was presented with and acted upon the opportunity to ask questions and receive answers from the Company and/or other directors and officers and of the Company relating to the business and operations of the Company and to obtain any additional information necessary to verify the accuracy of the information made available to him/her.

Prior to making his/her investment he/she made arrangements to conduct inspection as he/she deemed necessary of the books, records, contracts, instruments and other data relating to the operations of the Company.

The Undersigned has been provided with the opportunity to inspect, review and obtain expert opinion and counsel with respect to such inspection and to review the corporate minute books, stock book, stock ledger and such other items of the Company's history as the Undersigned has deemed necessary and is therefore satisfied as to the present status and condition of such matters.

	Initial: (    )

5.	The Undersigned's present financial condition is such that it is unlikely that it would be necessary for the Undersigned to dispose of any of the shares, in the foreseeable future.

	Initial: (    )

6. The Undersigned understands that the shares are restricted securities within the meaning of Rule 144 or the General Rules and Regulations under the Securities Act of 1933 (the "Act"). If either Rule 144 or Rule 237 is available for the resale of the shares, the Undersigned understands that he/she may resell the shares only in accordance with its limitation. The Undersigned consents to the placement of an appropriate restrictive legend on the certificate evidencing the shares of any certificates issued in replacement or exchange thereof.

	Initial: (    )
7.  	The Undersigned understands and agrees:

a. that the securities being purchased have not been registered under the Act or any state securities laws;

b. that the Undersigned cannot sell the securities being purchased unless they are registered under the Act and applicable state securities laws or unless exemptions from such registration requirements are available;

c. that the Undersigned must bear the economic risks of the investment for an indefinite period of time because the securities have not been registered under the Act or any state securities laws;

d. that the Company is the only entity which may register its securities under the Act and that the Company has not made any representations to the Undersigned regarding the registration of the securities or compliance with Regulation A or some other exemption under the Act;

e. that any and all certificates representing the securities, any securities issued in replacement or exchange therefor, shall bear the following legend, which the Undersigned has read and understands:

The Securities represented by this certificate have not been registered under the Securities Act of 1933, as amended and may not be sold, transferred, pledged, hypothecated or otherwise disposed of in absence of (i) an effective registration statement for such securities under said act or (ii) under said act or (iii) an opinion of the company counsel that such registration is not required.

Furthermore, the securities represented by this certificate are subject to repurchase at the Company's option, at book value, as determined by an independent audit, if the individual shareholder is no longer employed by or affiliated with Marina Capital Incorporated three years after the issue date of this certificate.

f. that the Undersigned will not sell the securities being offered without registration under the Act and any applicable state securities laws or unless exemptions from such registration requirements are available, the availability of which must be established to the satisfaction of the Company;

g. that the Company shall have the right to place stop transfer notations on its books and to issue stop transfer instructions to any future transfer agent to bar the transfer of any of the Undersigned's certificates except in accordance with the Act; and

h. that the Undersigned is the sole party in interest as to his/her participation in and commitment to the Company and is acquiring the shares solely for investment for his/her own account and has no present agreement understanding or arrangement to subdivide, sell, assign, transfer or otherwise dispose of all or any part of his/her shares to any other person.

	Initial: (    )

8.	The Company has given the Undersigned the opportunity to ask questions of and to receive answers from persons acting on the Company's behalf concerning the terms and conditions of this offering and the status of the Company, and the Undersigned has also been given the opportunity to obtain any additional information to the extent the Company possesses the information or can acquire it without unreasonable effort or expense necessary to verify the accuracy of the information.

	Initial: (    )

9.	The Undersigned understands that the shares are not being registered under the Securities Act of 1933, as amended (the "Act"), on reliance upon exemptions contained in section 4(1), 4(2), 4(6) and/or 3(1)) of the Act and/or the rules promulgated thereunder, as not involving any public offering, and the shares are not being registered under any state securities laws. The Undersigned is aware that the Company's reliance on such exemption is predicated in part on the Undersigned representation and warranty that he/she is acquiring such shares for investment for his/her own account, with no present intention of dividing his/her participating with others or reselling or otherwise distributing the same, as well as on other representations and warranties made by the Undersigned which are included herein.

	Initial: (    )

10.	The Undersigned understands that other existing shareholders may have paid a price per share for the Company substantially less than the price being paid by the Undersigned.

	Initial: (    )

11.	The Undersigned is not affiliated with a member of the National
Association of Securities Dealers, Inc. (N.A.S.D.).


Subscriber Signature                      Accepted this 15th day of March 1999.


Print Name                                By:
                                          Marina Capital, Inc.

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